HERITAGE CASH TRUST

                     SUPPLEMENT DATED APRIL 21, 2004 TO THE
                        PROSPECTUS DATED NOVEMBER 1, 2003

                                MONEY MARKET FUND
                           MUNICIPAL MONEY MARKET FUND


Effective immediately, the following replaces the two paragraphs on page P-14 under the "HOW TO EXCHANGE YOUR SHARES" section of the Prospectus:

          If you own shares of a fund, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your shares by calling a financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered.

          You may make exchanges without paying any additional sales charge. However, if you exchange shares of either fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE




                            Prospectus Supplement Page 1